EXHIBIT (24)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jamie Ohl, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Jamie Ohl
Jamie Ohl
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matt Kepler, a Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November 2022.

/s/ Matt Kepler
Matt Kepler
Chief Financial Officer, Executive Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chris Giovanni, a Director, Chief Strategy & Development Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Chris Giovanni
Chris Giovanni
Director, Chief Strategy & Development Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christopher S. Fleming, a Director and Chief Operating Officer, Individual Solutions Division of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Christopher S. Fleming
Christopher S. Fleming
Director and Chief Operating Officer, Individual Solutions Division

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Zachary Harris, a Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Zachary Harris
Zachary Harris
Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory E. Miller-Breetz, a Director and Secretary of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November 2022.

/s/ Gregory E. Miller-Breetz
Gregory E. Miller-Breetz
Director and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Bonnie T. Gerst, Director, Chairman of the Board and Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Advantage IV	WRL Series Life Corporate Account	811-08833
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Transamerica Freedom Elite Builder II	WRL Series Life Account	811-4420
WRL Financial Freedom Builder	WRL Series Life Account	811-4420
WRL Freedom Elite builder	WRL Series Life Account	811-4420
WRL Freedom Equity Protector	WRL Series Life Account	811-4420
Transamerica Structured Index Advantage Annuity	Not Applicable	Not Applicable
Form S-1, S-3, N-4 or N-6 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Bonnie T. Gerst
Bonnie T. Gerst
Director, Chairman of the Board and Vice President